UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) February 19, 2002

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	51-0371142
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

6922 Hollywood Blvd.
Suite 800
Los Angeles, California 90028
(Address of principal executive offices)

(323) 860-9200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	February 2002 Investor Presentation

ITEM 9. REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the Registrant’s February 2002 Investor Presentation, which the Registrant disclosed during its Webcast held on Tuesday, February 19, 2002 at 4:30 p.m. EST. The presentation contains a summary of the Registrant’s financial results for the quarter and fiscal year ending December 31, 2001, as well as financial estimates for fiscal year 2002 and certain other financial and operating information. The presentation will be posted on the Website www.j2global.com through at least March 5, 2002. Exhibit 99.1 is incorporated by reference under this Item 9.

Note: the information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of

Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: February 20, 2002	By:	/s/ Jeffrey D. Adelman

Jeffrey D. Adelman, Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	February 2002 Investor Presentation.